SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 1998




                            OSICOM TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810


       New Jersey                                      22-2367234
(State or other jurisdiction of             (IRS Employer Identification Number)




     2800 28th Street, Suite 100
      Santa Monica, California                                    90405
(Address of principal executive offices)                        (Zip Code)


                                 (310) 581-4030
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS



         On November 6, 1998, the Company notified Series C Convertible Preferred shareholder CC Investments, LDC ("CCI") that it had assigned to a third party, International Investment Group Orloff Fund NV ("IIG"), the Company's right to redeem 2,000 shares of the Series C Convertible Preferred Stock then outstanding in the name of CCI, and that IIG was exercising that right of redemption. The Company further notified CCI that it was redeeming on its own behalf the remaining 760 shares of Series C Convertible Preferred Stock then outstanding in the name of CCI. CCI disputed the Company's right of assignment and redemption and filed a lawsuit against the Company.

         On December 3, 1998, in resolution of that dispute, the Company withdrew its notice of redemption with respect to the 760 shares, and agreed to permit the immediate conversion by CCI of the 760 shares of the Series C Convertible Preferred Stock, plus a contractually agreed upon redemption premium of 16%, at a conversion price of $5.81 per share. The conversion of the resultant $881,600 face value of the Series C Convertible Preferred Stock will result in the issuance to CCI of 151,738 shares of common stock. In further resolution of the dispute, CCI agreed to withdraw its lawsuit against the Company and transfer the remaining 2000 shares of Series C Convertible Preferred Stock held in its name to IIG, in return for which IIG will pay to CCI $2.5 million. In consideration of the $2.5 million paid by IIG to CCI, and in consideration for IIG's acceptance of new terms with respect to conversion and other features of the Series C Convertible Preferred Stock, the Company has agreed to issue to IIG an additional $500,000 face amount of the Series C Convertible Preferred Stock.

         A total of 6,200 shares of the Series C Convertible Preferred Stock remain outstanding after taking into account the terms of the resolution of the dispute described above. The 6,200 shares, if converted at contractually applicable conversion prices on December 3, 1998, plus the 881.6 convertible shares converted at $5.81, would yield 1,126,116 shares of common stock. This compares to the 2,289,200 shares of common stock that would have been issuable at the then-contractually applicable conversion prices on November 6, 1998.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

     10. Settlement Agreement dated December 3, 1998 between CC Investments, LDC and the registrant.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       OSICOM TECHNOLOGIES, INC.


DATE:             December 3, 1998                   By: /s/Christopher E. Sue
                                                         ----------------------
                                                           Christopher E. Sue
                                                         Vice-President Finance

                                   Exhibit 10

                              SETTLEMENT AGREEMENT

     The undersigned, CC Investments, LDC ("CC") and Osicom Technologies, Inc. ("Osicom") hereby agree as follows:

     WHEREAS, the parties hereto are parties to a lawsuit captioned as CC Investments, LDC v. Osicom Technologies, Inc., 98 Civ. 8103 (the "Case"), pending in the United States District Court for the Southern District of New York; and

     WHEREAS, CC currently owns 2,760 shares of Series C Convertible Preferred Stock of Osicom, with a current face amount of $2,760,000 (the "Shares"); and

     WHEREAS, each of CC and Osicom has sent the other a redemption notice with respect to the Shares; and

     WHEREAS, the parties dispute, among other things, the validity and effectiveness of the redemption notice of the other; and

     WHEREAS, the parties desire to amicably compromise, settle and resolve their disputes, including those disputes set forth in the Case and those relating to the redemption notices described herein, without further legal proceedings or controversy

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Immediately upon execution of this Settlement Agreement, Osicom shall:

     (a) cause to be paid to CC cash in the amount of $2,500,000 (Two Million Five Hundred Thousand Dollars); and

     (b) issue to CC 151,738 shares of common stock of Osicom (which number represents 116% of $760,000, divided by $5.81).

         2. Upon receipt of the cash and securities described in paragraph 1(a) and 1(b) of this Settlement Agreement, CC shall:

     (a) deliver the Shares to Osicom;

     (b) cause the Case to be dismissed with prejudice; and

     (c) be deemed, without further documentation, to have specifically consented to the purchase of shares of Series C Convertible Preferred Stock by IIG, notwithstanding the provisions of Sections 4.11 and 4.12 of the Securities Purchase Agreement dated as of April 30, 1998 between CC and Osicom.

         3. Osicom agrees to use its best efforts to cause a registration statement under the Securities Act of 1933 for registration of the resale by CC of the common stock described in paragraph 1(b) hereof to be declared effective on or prior to December 31, 1998. Osicom further agrees that any inclusion of IIG as a selling shareholder under the registration statement shall not in any way delay the effectiveness of such registration statement.

         4. Osicom hereby agrees, without need of further documentation, on behalf of itself, its officers, directors, shareholders, affiliates, principals, successors and assign, to release, remise and requit CC and its officers, directors, shareholders, affiliates, principals, successors and assigns, including without limitation John Zeigelman and Dan Asher, from any and all manner of claims, lawsuits, actions, causes of actions, judgments, cases or disputes that Osicom has, may have or shall ever have against any of them based in whole or in part upon any event, transaction or occurrence that took place prior to the date hereof.

         5. CC hereby agrees, upon receipt of the cash and securities described in paragraph 1 hereof, without need of further documentation, on behalf of itself, its officers, directors, shareholders, affiliates, principals, successors and assigns, to release, remise and requit Osicom and its officers, directors, shareholders, affiliates, principals, successors and assigns, including without limitation Par Chadha, from any and all manner of claims, lawsuits, actions, causes of actions, judgments, cases or disputes that CC has, may have or shall ever have against any of them based in whole or in part upon any event, transaction or occurrence that took place prior to the date hereof.

         6. This Settlement Agreement shall be governed and construed under the laws of the State of New York without regard to the conflicts of laws doctrines thereof.

         IN WITNESS WHEREOF the parties have set their hands as of this 3rd day of December 1998.

CC INVESTMENTS, LDC                                  OSICOM TECHNOLOGIES, INC.


--------------------------------                     ---------------------------
By: /s/ William J. Shimanek, an                      By: /s/ Par Chadha, CEO
        authorized individual of its
        Investment Manager